UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2013

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue
Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 12, 2013, Perry Ellis International, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm.

The dismissal of Deloitte was approved by the Company’s Audit Committee on September 11, 2013.

The audit reports of Deloitte on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for each of the fiscal years ended February 2, 2013 and January 28, 2012, and in the subsequent interim period through September 12, 2013, there were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in its audit report. In addition, during the past two fiscal years and the subsequent interim period through September 12, 2013, Deloitte has not advised the Company that (a) internal controls necessary for the Company to develop reliable financial statements did not exist, (b) information had come to Deloitte’s attention that had led Deloitte to no longer be able to rely on management’s representations or that had made Deloitte unwilling to be associated with the financial statements prepared by the Company’s management, (c) (i) Deloitte needed to expand significantly the scope of its audit, or that information had come to Deloitte’s attention that if investigated further might (A) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (B) cause it to be unwilling to rely on management’s representations or be associated with the Company’s financial statements and (ii) due to Deloitte’s dismissal or for any other reason, Deloitte did not so expand the scope of its audit or conduct such further investigation, or (d) information had come to its attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

The Company has provided to Deloitte the disclosure contained in this Current Report on Form 8-K and requested Deloitte to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

On September 12, 2013, the Company engaged PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company and its subsidiaries. The engagement of PwC was approved by the Company’s Audit Committee on September 11, 2013.

During the fiscal years ended February 2, 2013 and January 28, 2012, and in the subsequent interim period through September 12, 2013, the Company has not consulted with PwC regarding any of the matters described in S-K 304(a)(2)(i) or S-K 304(a)(2)(ii).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Deloitte & Touche LLP dated September 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: September 18, 2013	By:	/s/ Cory Shade
Cory Shade, SVP, General Counsel and Assistant
Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP dated September 18, 2013